UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2006

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)

                           NEW YORK 0-30512 14-1804460
              State or other (Commission File Number) (IRS Employer
                         jurisdiction of Identification
                             incorporation) Number)

               284 South Avenue, Poughkeepsie, New York 12601-4879 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a). Amendments to Articles of Incorporation or By-Laws

On February 10, 2006, the Board of Directors of the Registrant amended the By-Laws of the Registrant to replace the title "Vice Chairman" with the title "Lead Independent Director" effective February 10, 2006. The thus amended and restated By-Laws are filed herewith as Exhibit 99, to which reference is made.

Item 9.01.   Financial Statements and Exhibits.

         (c)      Exhibits

         99       By Laws of CH Energy Group, Inc.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CH ENERGY GROUP, INC.
                                                         (Registrant)



                                                  By: /s/ Donna S. Doyle
                                                      -------------------
                                                          DONNA S. DOYLE
                                     Vice President - Accounting and Controller


Dated:  February 16, 2006

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                Exhibit Description


99                         By-Laws of CH Energy Group, Inc.*

*filed herewith.